                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------


                                   FORM 8-K


                      ----------------------------------



                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 11, 1995


                            RE CAPITAL CORPORATION
            (Exact name of registrant as specified in its charter)


                        Commission File Number  1-5429


                                   DELAWARE
                       (State or other jurisdiction of
                        incorporation of organization)

                              Two Stamford Plaza
                            Stamford, Connecticut
                   (Address of principal executive offices)


                                  13-3351768
                                (IRS Employer
                             Identification No.)


                                  06904-2148
                                  (Zip Code)


     Registrant's telephone number, including area code:  (203) 977-6100



                        Exhibit Index Appears on Page 5
                               Page 1 of 5 Pages

Item 5.  Other Events.

         On January 11, 1995, Re Capital Corporation (the "Registrant") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Zurich Reinsurance Centre Holdings, Inc. ("ZRC Holdings") and ZRC Merger-Sub Corp., a wholly-owned subsidiary of ZRC Holdings.

         The Merger Agreement provides that, at the effective time of the Merger (the "Merger"), each share of the Registrant's common stock, par value $.10 per share (the "Registrant's Common Stock"), outstanding immediately prior to the effective time of the Merger will, without any action on the part of the holder thereof, be converted into the right to receive $18.50 in cash, without interest. ZRC Holdings will assume all obligations under the Registrant's existing 5-1/2% Convertible Debentures due August 1, 2000 ($69 million outstanding aggregate principal amount as of January 11, 1995) that are not converted into the Registrant's Common Stock prior to the closing of the Merger.

         Pursuant to an Option and Voting Agreement, dated as of January 11, 1995 (the "Option and Voting Agreement"), between John Deere Insurance Group, Inc. ("John Deere") and ZRC Holdings, John Deere has (i) granted ZRC Holdings an option to acquire under the circumstances described in the Option and Voting Agreement, at $18.50 per share, its 3,087,598 shares of the Registrant's Common Stock, comprising approximately 43.8% of the outstanding shares of the registrant's Common Stock, and all future shares that John Deere may acquire, and (ii) agreed to vote its shares in favor of the approval and adoption of the Merger and against other proposals.

         The closing of the Merger is subject to approval by the Registrant's stockholders, certain state insurance regulatory approvals and certain other customary conditions and approvals. The description contained herein of the Merger and related agreements is qualified in its entirety by reference to the Merger Agreement, the Option and Voting Agreement and the description contained in the Press Release, dated January 12, 1995, copies of which are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and which are incorporated herein by reference.



                              Page 2 of 5 Pages

Item 7.  Financial Statement and Exhibits.

                                    EXHIBITS

99.1 Agreement and Plan of Merger, dated as of January 11, 1995, among Zurich Reinsurance Centre Holdings, Inc., Re Capital Corporation and ZRC Merger-Sub Corp.

99.2 Option and Voting Agreement, dated as of January 11, 1995, between John Deere Insurance Group, Inc. and Zurich Reinsurance Centre Holdings, Inc.

99.3     Press Release, dated January 12, 1995





                              Page 3 of 5 Pages

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RE CAPITAL CORPORATION
                                                    (Registrant)




                                                  By: /s/ Conor D. Reilly
                                                      -------------------
                                                      Conor D. Reilly
                                                      Secretary

Dated:  January 19, 1995





                              Page 4 of 5 Pages

                                 EXHIBIT INDEX

                   The following Exhibits are filed herewith.


                                                                                           Sequentially
Exhibit                                                                                      Numbered
Number                                    DESCRIPTION                                          Page
- -------                                   -----------                                      ------------
No. 99.1          Agreement and Plan of Merger, dated as of January 11, 1995,                    6
                  among Zurich Reinsurance Centre Holdings, Inc., Re Capital
                  Corporation and ZRC Merger-Sub Corp.

No. 99.2          Option and Voting Agreement, dated as of January 11, 1995,                     46
                  between John Deere Insurance Group, Inc. and Zurich
                  Reinsurance Centre Holdings, Inc.

No. 99.3          Press Release, dated January 12, 1995                                          54





                              Page 5 of 5 Pages